Exhibit 99.1

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY NOVEMBER 2016 WIDEBAND TECHNOLOGY THAT PROVIDES TRILLIONS OF CRYSTAL CLEAR MESSAGES

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY FORWARD - LOOKING STATEMENTS Statements in this presentation that are not descriptions of historical facts are forward - looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward - looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation; • risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; • the early stage of our Bulk ONE ™ technology presently under development; • our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; • our ability to retain or hire key scientific, engineering or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; • our dependence on third - party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; • our ability to successfully market and sell our technologies; • the size and growth of the potential markets for any of our technologies, and the rate and degree of market acceptance of any of our technologies; • competition in our industry; and • regulatory developments in the U.S. and foreign countries. In light of these risks, uncertainties and assumptions, the future events and circumstances discussed in the forward - looking statements may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. The forward - looking statements included in this presentation speak only as of the date hereof, and, except as required by law, we undertake no obligation to update publicly or privately any forward - looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF AKOUSTIS, INC., OR OF ANY OTHER ENTITY WHATSOEVER. ANY SUCH OFFER MAY ONLY BE MADE BY A DEFINITIVE SUBSCRIPTION AGREEMENT ISSUED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY BY ANY PARTY SHOULD BE IGNORED. “Akoustis™,” the Akoustis logo and “ BulkONE ™” are trademarks of Akoustis, Inc. 2

AKOUSTIS

SMART SELECTIVITY SOLUTIONS

MISSION - PROGRESS

Our mission | **To revolutionize the RF filter for mobile wireless using patented, single crystal piezoelectric materials.**

MAJOR PROGRESS IN 2+ YEARS.

May '14 Company founded

Jul '14 First BulkONE™ patents filed

Dec '14 National Science Foundation (NSF) Phase I grant

May '15 First resonators, transfer process to Foundry partner

May '15 Company goes public, $5.7M PPO (OTCQB: AKTS),

Sept '15 IP agreement with UCSB

Feb '16 NSF Phase II grant

Apr '16 $3.6M PPO

May '16 Record band width single crystal AlN resonators

Jun '16 Expanded IP Portfolio: (8) Patents Plus (15) pending

Jul '16 Produced world's first single-crystal BAW RF Filters

Aug '16 Agreements w/ Tier 1 Chinese RFFE Module MFR

Aug '16 Achieve milestone resonator Q =2090 (FOM=107)

Oct '16 Achieve milestone resonator Q=2914 (FOM=152)

Oct '16 First high isolation single crystal filters

3

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY $10.8M OF INVESTMENTS AND GRANTS IN USE STOCK - INVESTMENT AKTS Share Price ( 10 / 26 /1 6 ) $ 4.14 Market Cap ( 10 / 26 /1 6 ) $ 64 M Fully Diluted Shares Outstanding 15 . 6 M Insider Ownership 3 2 % Year End June 30 Legal Counsel Womble Carlyle Sandridge & Rice LLP Auditor Marcum LLP June 2014 $0.53M J.Shealy ($0.18M) + Angel Investors December 2014 $0.15M NSF R&D Grant #1 April 2015 $0.05M N.C. BST&I Grant June 2015 $5.70M J. Shealy ($0.2M) + Angel + I nvestors June 2015 $ 0 .03M NSF R&D Grant #2 February 2016 $0.74M NSF R&D Grant #3 April 2016 $ 3.6 M J. Neal ($0.2M) + J. Shealy ($0.15M) + Insiders + Investors 4

AKOUSTIS

MANAGEMENT TEAM & PARTNERS



JEFF SHEALY
CEO, DIRECTOR

22YRS Industry Exp., RFMD (now Qorvo) Exec., MBA & PhD
Co-founded RF Nitro (acq.)



CINDY PAYNE
CFO

20YRS+ Industry Exp., Financial Mgmt., BSBA & CPA



MARK BOOMGARDEN
VP OPS

20YRS+ Industry Exp., Hi Tech Operations, BSEE



DAVID AICHELE
VP BUS DEV

20YRS+ Industry Exp., Hi Tech Sales & Mkt, BSEE & MBA



ROHAN HOULDEN
VP ENG

27YRS Industry Exp., Qorvo GM WiFi Bus., BSEE & MBA

New



SHAWN GIBB
CHIEF MATERIAL SCIENTIST

18YRS+ Industry Exp., III-N Material Growth, BS/BE & MS



RAMA VETURY
CHIEF DEVICE SCIENTIST

15YRS+ Industry Exp., III-N Devices, BTEE & PhD

University Partners

CORNELL



Prof. James Shealy
Co-founded RF Nitro (acq.)

UCSB



Prof. Steve Denbaars
Co-founded Nitres (acq.)

Commercial Partners

NSF

National Science Foundation (NSF)

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY

5

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY INDEPENDENT BOARD MEMBERS JERRY NEAL CO - CHAIRMAN, DIRECTOR ART GEISS CO - CHAIRMAN, DIRECTOR STEVE DENBAARS DIRECTOR JEFF MCMAHON DIRECTOR Founded RFMD (now Qorvo), 35 YRS+ RF and Wireless Industry Experience Former VP Operations RFMD (now Qorvo), previous Alpha (now Skyworks) Mgmt. Co - founded Nitres , Soraa, Soraa Laser Diode; UCSB Professor; Expert in III - N Materials Director at North Highland, 17 YRS+ Mgmt. Consulting Experience 6

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY 7 MOBILE MARKET FILTER OPPORTUNITY Increasing Demand Premium Filters Improve Consumer Experience - Extend battery life - Reduce phone heat - Maximize signal strength Exploding Data Growth 0 5 10 15 20 2015 2016 2017 2018 2019 2020 # of High Frequency, High Bandwidth LTE Bands (B) Exploding LTE High Band Demand Source Ericsson Mobility Report 2016 Source Mobile Experts 2016 4G LTE & Emerging 5G Driving Architectural Shift - Unlicensed bands data offload - Carrier Aggregation - Diversity & MIMO - Shift to higher frequencies 0 10 20 30 40 50 60 2015 2018 2021 Global Monthly Traffic (monthly Exabytes)

RESONATORS & FILTERS ENABLE COMMUNICATION

Smartphone **RF Front End (RFFE)** is between the antenna and the digital baseband system.


GSM
2G
3G
4G
lte
lte


RFFE
Switches
Filters
Amps
Akoustis' Focus
Resonators

Resonators are the building blocks of RF filters; blocks unwanted signals in the RFFE.

RF filter performance drives data speed, phone heat and battery life

8
INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY Mobile Communications $6.7B Other $2.2B Industrial Wireles Comm. Satcom Military Other Source: Mobile Experts 2016, Akoustis Dedalus Consulting 2015, Milcom /AESA /JCREW Wireless Infrastructure Small Cells Telematics / Satellite Radio 2016 (Projected) $6.8B MOBILE ACOUSTIC FILTER MARKET 9 $9B Total Acoustic RF Filter Market

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY BAW Filters (High Band) SAW Filters (Low Band) □ BAW segment is the fastest growing RF filter opportunity (>20B discrete units) □ Wide bandwidth, higher frequency innovation enables new BAW Player 2020 (Projected) AKTS’ Focus using its patented, single - crystal piezoelectric BAW resonator technology multiple suppliers (commodity) 2 dominant suppliers (duopoly) $13B MOBILE ACOUSTIC RF FILTER MARKET Source: Mobile Experts 2015, Akoustis 10

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY 11 ADVANTAGES OF AKTS SINGLE CRYSTAL BAW Intensity (au) Delay Time ( ps ) High Sound Velocity High Bandwidth High Power Handling High power, wide bandwidth RF filters operating at high frequency -3 -2.5 -2 -1.5 -1 -0.5 0 0.5 1 25 27 29 31 33 35 37 39 41 25 27 29 31 33 35 37 39 41 L o s s ( d B ) O u t p u t P o w e r ( W a t t s ) Input Power (Watts) >10W (7.0 - 12.5% measured ) (12,000 m/sec measured) (>10W measured) Admittance (S)

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY AKOUSTIS IP – BARRIERS TO ENTRY System End user High Selectivity Filters Package Technology Acoustic Devices & Manufacturing Piezo Materials Platform Substrates IP PORTFOLIO □ Foundational single crystal BAW devices and RF filters □ 8 Patents, 15 Pending PLUS 7 Applications □ IP developed by AKTS □ Key University IP from Cornell and UCSB “MOBILE COMMUNICATION DEVICE CONFIGURED WITH A SINGLE CRYSTAL PIEZO RESONATOR STRUCTURE” “WAFER SCALE PACKAGING” “INTEGRATED CIRCUIT CONFIGURED WITH TWO OR MORE SINGLE CRYSTAL ACOUSTIC RESONATOR DEVICES” “METHOD OF MANUFACTURE FOR SINGLE CRYSTAL CAPACITOR DIELECTRIC FOR A RESONANCE CIRCUIT” “ METHOD OF MANUFACTURE FOR SINGLE CRYSTAL ACOUSTIC RESONATOR DEVICES USING MICRO - VIAS ” “RESONANCE CIRCUIT WITH A SINGLE CRYSTAL CAPACITOR DIELECTRIC MATERIAL” “MEMBRANE SUBSTRATE STRUCTURE FOR SINGLE CRYSTAL ACOUSTIC RESONATOR DEVICE” “SINGLE CRYSTAL ACOUSTIC RESONATOR AND BULK ACOUSTIC WAVE FILTER ” “COMMUNICATION FILTER FOR LTE” 12

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY ADVANCMENTS IN SINGLE CRYSTAL BAW RESONATORS 13 2015 2016 0 50 100 150 Technology Figure - of - Merit (FOM) commercial threshold 152 New Gen2 Piezo Gen1 Piezo Akoustis Single Crystal Resonator - FOM 2015 2016 0 500 1000 1500 2000 2500 3000 Quality Factor (Q) commercial threshold 2914 New Akoustis Single Crystal Resonator - Q □ Breakthrough Q improvement (2914) □ Achieved commercially viable FOM (152) — 40% improvement over prior reported results □ Q improvement PLUS shift to 2 nd generation piezo accelerated figure - of - merit improvement □ Company transitioning from R&D technology to RF filter products

MEASURED SINGLE CRYSTAL RF FILTER DEMONSTRATOR

Broadband Performance



S21 (dB)
0
-10
-20
-30
-40
-50
-60
Measured (solid)
Simulated (dotted)
0 1 2 3 4 5 6 7 8 9 10 11 12 13
Frequency (GHz)

Passband Performance



S21 (dB)
0
-10
-20
-30
-40
-50
-60
S21=-1.65dB
-3dB BW
80MHz
Measured (solid)
Simulated (dotted)
2.25 2.35 2.45 2.55 2.65 2.75 2.85 2.95
Frequency (GHz)

Return Loss



S11 (dB)
0
-3
-6
-9
-12
-15
-18
Measured (solid)
Simulated (dotted)
2.25 2.35 2.45 2.55 2.65 2.75 2.85 2.95
Frequency (GHz)

RF filter Circuit



R1
R3
R5
R7
R9
R11
R2
R4
R6
R8
R10
resonator building block

BAW RF filter die



- Low passband loss
- Excellent out-of-band Isolation
- High Band Operation
- Wide Passband
- First pass realization of 11-element design

Akoustis Confidential
14
INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY AKOUSTIS TECHNOLOGY REACH □ Expect BAW filters will cannibalize SAW filter market as 4G/LTE licensed spectrum continues deploying □ Opportunity for single crystal BAW to dominate emerging 5G Wi - Fi and 5G Mobile where higher performance RF filters are required □ Focus on High Band solutions to differentiate on performance Frequency (GHz) RF Filter Technology Performance Single Crystal BAW (Akoustis) TC SAW SAW Poly Crystal BAW Low Band High Band – WiFi , LTE, LTE A Ultra High Band – WiFi , LTE A Pro, 5G Deploying Emerging Legacy 0 1 2 3 4 5 6 Focus Area Extends performance Extends up to 20GHz 15 BAW TECHNOLOGY THAT SUPPORTS 4G, Wi - Fi AND Emerging 5G

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY 16 TARGET MARKET RFFE Smartphone BB SoC Developing sales pipeline for delivery of BulkONE RF filter product in 2017 4 - Phase development cycle provides visibility and reporting on our milestones

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY 17 FIRST CUSTOMER ENGAGEMENT □ Leading Chinese RFFE Manufacturer □ Multiple agreements signed, including Product Supply Agreement □ Approved supplier to Tier 1 & 2 Asia Mobile Phone OEMs □ Establishes strong channel to service fast - growing high band LTE mobile market in China and India □ Target prototype s by end of Q1CY17 See August 15 th , 2016 Press Release Agreement accelerates transition from R&D technology company into a pure - play BAW RF Filter product company

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY MANUFACTURING SUPPLY CHAIN □ Single crystal piezoelectric core material : 2 nd generation recipe delivers superior performance - ready for technology qualification □ Akoustis - owned single crystal resonator technology : Quality factor (Q) increase to 2914 - suitable for RF filter customer engagement □ Wafer supply chain : Ready to transition to technology qualification » Joint development, supply agreements signed with foundry partner » Evaluating high volume manufacturing options □ Focus on cycle - time reduction : Exploring options to enable rapid prototype and custom RF filter development 18

SUMMARY



- **Large and growing** high band RF filter market; **fastest growing** acoustic wave RF filter segment



- **Rapid development** of patented, single crystal BAW technology achieved
  - FOM (152) achieved
  - First high isolation RF filters demonstrated at ~2.55GHz


Risk

- **Transitioning** high band **BAW resonator technology to RF filter products**; Lead with technical advantage - bandwidth, high frequency



- **First customer signed**: leading Chinese front-end module manufacturer - offers **access to fast growing China & India markets**

19

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY

INNOVATION IN SINGLE CRYSTAL BULK ACOUSTIC WAVE TECHNOLOGY 9805 - H Northcross Center Court Huntersville, NC 28078 www.akoustis.com Contact CONTACT US Bob Prag Del Mar Consulting Group Investor Relations (858) 794 - 9500 bprag@delmarconsulting.com Jeff Shealy President & CEO (704) 274 - 3599 jshealy@akoustis.com Dave Aichele VP of Business Development (704) 274 - 3600 daichele@akoustis.com Cindy Payne Chief Financial Officer (704) 274 - 3598 cpayne@akoustis.com EXECUTIVE PRODUCTS INVESTORS 20 Jeremy Roe Integra Consulting Group LLC Investor Relations (925) 262 - 8305 jeremy@integracg.net